UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 15, 2006
                                (Date of Report)


                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-27629               23-2426437
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


                     4030 PALOS VERDES DRIVE N., SUITE 104,
                             ROLLING HILLS, CA 90274
                    (Address of principal executive offices)

                                 (310) 265-8918
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communciations pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Termination of previous independent public accountants:

         (1) On May 15, 2006, the Registrant dismissed Baumann, Raymondo & Company PA ("Baumann Raymondo") as the Registrant's independent auditors.

         (2) Baumann Raymondo submitted audit reports on the Registrant's financial statements for the years ended June 24, 2004 and 2005. The submitted audit reports contained no adverse opinion, disclaimer of opinion or other modifications or qualifications. Baumann Raymondo did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-K.

         (3) The dismissal of Baumann Raymondo was unanimously approved by the Board of Directors of the Registrant on May 15, 2006.

         (4) During the relevant periods in which Baumann Raymondo served as the Registrant's auditors, there were no disagreements between Baumann Raymondo and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baumann Raymondo, would have caused Baumann Raymondo to make reference thereto in, or in connection with, its reports on financial statements for the years or such interim period.

         (5) Baumann Raymondo has furnished Registrant with a letter addressed to the Securities and Exchange Commission (the "Commission") stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)      Appointment of Independent Auditors

         (1) On April 27, 2006, the Registrant's Board of Directors ratified the engagement of Miller, Ellin & Company, LLP ("Miller Ellin"), as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized Baumann Raymondo to fully respond to any and all inquiries of Miller Ellin, concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Miller Ellin, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant allowed Miller Ellin to review this Form 8-K before it was filed with the Commission. Miller Ellin has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a) None.
             (b) None.
             (c) Exhibits.

             Exhibit 16.1 Letter from Baumann, Raymondo & Company PA dated May 19, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2006


                                               CLEAN WATER TECHNOLOGIES INC.


                                               /s/ Suzanne Lewsadder
                                               ---------------------------------
                                               Name: Suzanne Lewsadder
                                               Title: Chief Executive Officer